UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 27, 2009
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 27, 2009, The Lincoln National Life Insurance Company (the “Company”), our wholly owned subsidiary, and Commonwealth Annuity and Life Insurance Company (“Commonwealth”), a wholly owned subsidiary of The Goldman Sachs Group, Inc. entered into a Coinsurance and Modified Coinsurance Agreement (the “Agreement”).  Pursuant to the Agreement, effective as of March 31, 2009, the Company will cede approximately $1.5 billion of estimated reserves, benefits and obligations related to a closed block of business consisting of certain of its universal life and variable universal life policies.  The covered reserves and assets will be adjusted after the effective date to reflect actual amounts as of March 31, 2009.

Under a coinsurance program, the reinsurer receives its agreed upon share of all of the risks and cash flows of the covered business.  The reinsurer receives its share of the premiums and benefits, and assets to support its share of the reserves transferred to the reinsurer. A modified coinsurance, or Modco, program, differs from coinsurance only in that it is carried out on a funds withheld basis, i.e., assets supporting the reserves are not transferred to the reinsurer, and the ceding company is required to pay interest to replace that which would have been earned by the reinsurer if it had held the assets corresponding to the reserves in its own investment portfolio.

Including the release of capital required to support the block of business, we estimate the transaction will provide approximately $240 million in statutory capital relief, resulting in a risk-based capital (RBC) ratio benefit of approximately 20 percentage points for the Company.  We also expect the transaction to reduce annual consolidated net income by approximately $20 million.

On March 30, 2009, we issued a press release describing the transaction, which is filed as exhibit 99.1 hereto.

FORWARD-LOOKING STATEMENTS—CAUTIONARY LANGUAGE

Certain statements made in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “project,” “will,” “shall” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance.  In particular, these include statements relating to future actions, trends in our business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings.  We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements.  Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:

•
Continued deterioration in general economic and business conditions, both domestic and foreign, that may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding and investment results;

•
Continued economic declines and credit market illiquidity could cause us to realize additional impairments on investments and certain intangible assets, including goodwill and a valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;

•	Uncertainty about the impact of the U.S. Treasury's Troubled Asset Relief Program on the economy and Lincoln's ability to participate in the program;

•
Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, Lincoln's products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline VACARVM; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

•
The initiation of legal or regulatory proceedings against Lincoln or its subsidiaries, and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which Lincoln and its subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; (c) new decisions that result in changes in law; and (d) unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of Lincoln's fixed annuity and life insurance businesses and demand for Lincoln's products;

•
A decline in the equity markets causing a reduction in the sales of Lincoln's products, a reduction of asset-based fees that Lincoln charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads and an increase in liabilities related to guaranteed benefit features of Lincoln's variable annuity products;

•
Ineffectiveness of Lincoln's various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

•
A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from Lincoln's assumptions used in pricing its products, in establishing related insurance reserves and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income, including as a result of stranger-originated life insurance business;

•	Changes in GAAP that may result in unanticipated changes to Lincoln's net income;

•
Lowering of one or more of Lincoln's debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on Lincoln's ability to raise capital and on its liquidity and financial condition;

•
Lowering of one or more of the insurer financial strength ratings of Lincoln's insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention, profitability of its insurance subsidiaries and liquidity;

•
Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of Lincoln's companies requiring that Lincoln realize losses on such investments;

•
The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including Lincoln's ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;

•	The adequacy and collectibility of reinsurance that Lincoln has purchased;

•	Acts of terrorism, war or other man-made and natural catastrophes that may adversely affect Lincoln's businesses and the cost and availability of reinsurance;

•
Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that Lincoln can charge for its products;

•
The unknown impact on Lincoln's business resulting from changes in the demographics of Lincoln's client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers.

The risks included here are not exhaustive.  “Risk Factors” below as well as our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the Securities and Exchange Commission include additional factors that could impact LNC’s business and financial performance, which are incorporated herein by reference.  Moreover, we operate in a rapidly changing and competitive environment.  New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Lincoln National Corporation press release dated March 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

By:	/s/Frederick J. Crawford
Frederick J. Crawford
Executive Vice President and
Chief Financial Officer

Date:  March 30, 2009

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Lincoln National Corporation press release dated March 30, 2009